Exhibit 10.4

                CONTRIBUTION AND CROSS-INDEMNIFICATION AGREEMENT

     THIS CONTRIBUTION AND CROSS-INDEMNIFICATION AGREEMENT (this "Agreement") is entered into as of the 30th day of April, 2002 by and among Shelbourne Properties I, L.P. ("Shelbourne I"), a Delaware limited partnership, having an address at c/o First Winthrop Corp., 7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston Massachusetts 02114, Shelbourne Properties II, L.P. ("Shelbourne II"), a Delaware limited partnership, having an address at c/o First Winthrop Corp., 7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston Massachusetts 02114, Shelbourne Properties III, L.P. ("Shelbourne III"), a Delaware limited partnership, having an address at c/o First Winthrop Corp., 7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston Massachusetts 02114 and The Parties Set Forth On Schedule I annexed hereto (each, an "Existing Other Borrower" and collectively, the "Existing Other Borrowers").

                              W I T N E S S E T H:

     WHEREAS, concurrently herewith, Bayerische Hypo-Und Vereinsbank AG, New York Branch, as a lender ("Bank") has made a loan (the "Loan") to the Borrowers (defined below) in the maximum principal sum of Seventy Five Million Dollars ($75,000,000.00) (the "Original Loan Amount") in accordance with that certain Revolving Credit Agreement of even date herewith among the Borrowers and Bank as agent for itself and the other Lenders party thereto from time to time (collectively, the "Lenders") (the "Loan Agreement"), which Loan Agreement provides for, among other things, the funding of additional amounts (each, an "Additional Loan Amount") to one or more of the Borrowers;

     WHEREAS, the Loan is evidenced by that(those) certain promissory note(s) of even date herewith made by the Borrowers in the original principal amount of Seventy Five Million Dollars ($75,000,000.00) (the "Promissory Note");

     WHEREAS, each Borrower is jointly and severally liable for the payment of the entire Loan and the performance of the Borrowers' collective obligations under the Loan Documents (as defined below) and, pursuant to the terms of the Loan Documents, the Borrowers' obligations under the Loan Documents are secured by certain collateral (the "Collateral") mortgaged and/or pledged to Lenders, which Collateral is more particularly described in the Loan Documents and includes, inter alia (x) the Applicable Properties (defined below) and (y) each Operating Borrower's (as defined below) ownership interests in the Other Borrowers (defined below) in which such Operating Borrower possesses ownership interests.

     WHEREAS, each of the Other Borrowers is owned, directly or indirectly, by one or more of Shelbourne I, Shelbourne II and/or Shelbourne III (each an "Operating Borrower"; and two or more of which, the "Operating Borrowers");

     WHEREAS, each Operating Borrower will derive substantial benefits by reason of the Loan, which benefits include, inter alia, (i) the ability of the Borrowers to obtain the Loan at a favorable interest rate and (ii) the ability of each Operating Borrower to pay off existing debt at a time that will enable each such Operating Borrower to do so at a discount; and

     WHEREAS, the Operating Borrowers wish to provide for certain contribution and indemnification obligations among the Operating Borrowers in connection with the Loan Documents.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Operating Borrowers agree as follows:

     1. DEFINITIONS. For the purposes of this Agreement, the following terms shall have the following meanings:

          "Applicable Property" shall mean each of the properties listed on
     Schedule II annexed hereto (each, an "Initial Applicable Property), each of which is owned by one or more of the Borrowers; provided, however, that if, pursuant to the terms of the Loan Documents,

               (I) one or more other properties (each, an "Additional Applicable Property") is(are) mortgaged to Lenders (or the interest(s) of the owner(s) thereof is(are) pledged to Lenders) and thereby become(s) part of the Collateral, then effective as of the date on which each such Additional Applicable Property becomes part of the Collateral (the "Additional Applicable Property Effective Date" ), (i) each such Additional Applicable Property shall constitute an Applicable Property, and (ii) each entity that owns an Additional Applicable Property shall become a Borrower under the Loan Documents, and

               (II) one or more letters of credit (each, an "Alternative Applicable Property") is(are) delivered to Lenders as part of the Collateral, then effective as of the date on which each such Alternative Applicable Property becomes part of the Collateral (the "Alternative Applicable Property Effective Date" ), (i) each such Alternative Applicable Property shall constitute an Applicable Property, and (ii) each entity that owns an Alternative Applicable Property shall become a Borrower under the Loan Documents, and

               (III) any property (or the interest(s) of the owner thereof) which constitutes an Applicable Property is transferred (and thereby is no longer part of the Collateral), then from and after the effective date of such transfer (the "Applicable Property Transfer Date"), (i) such property (each, a "Transferred Applicable Property") shall no longer constitute an Applicable Property and (ii) each entity that owns such Transferred Applicable Property (and that does not own any other Applicable Property) shall no longer be a Borrower under the Loan Documents.

          The term "Applicable Properties" shall have the corresponding plural meaning.

          "Applicable Property Value" shall mean, (i) with respect to each Initial Applicable Property, the "Allocated Loan Amount" (as such term is defined in the Loan Documents) applicable to such Initial Applicable Property as shown on Schedule II attached hereto and (ii) with respect to any Additional Applicable Property or Alternative Applicable Property, the Allocated Loan Amount which, pursuant to the terms of the Loan Documents, is allocated to such Additional Applicable Property or Alternative Applicable Property (as the case may be).

          "Borrowers" shall mean, collectively, the following entities (each, a "Borrower"): (i) the Operating Borrowers, (ii) the Existing Other Borrowers, (iii) effective as of the Additional Applicable Property Effective Date applicable to any Additional Applicable Property, each entity that owns such Additional Applicable Property, and (iv) effective as of the Alternative Applicable Property Effective Date applicable to any Alternative Applicable Property, each entity that owns such Alternative Applicable Property; provided, however, that effective as of the Applicable Property Transfer Date applicable to any Transferred Applicable Property, each entity that owns such Transferred Applicable Property (and that does not own any other Applicable Property as of such date) shall no longer be a Borrower.

          "Other Borrowers" shall mean the Borrowers, other than the Operating Borrowers.

          "Ownership Percentage" shall mean, as of any date with respect to each Operating Borrower and any Other Borrower in which such Operating Borrower possesses a direct or indirect ownership interest as of such date, such Operating Borrower's percent ownership interest in such Other Borrower as of such date.

          "Allocated Additional Loan Amount" shall mean, (i) with respect to each Operating Borrower and any Additional Loan Amount funded by Lenders to such Operating Borrower, an amount equal to such Additional Loan Amount and
     (ii) with respect to each Operating Borrower and any Additional Loan Amount funded by Lenders to any Other Borrower in which such Operating Borrower possesses a direct or indirect ownership interest, an amount equal to the product of (x) such Additional Loan Amount, multiplied by (y) such Operating Borrower's Ownership Percentage of such Other Borrower as of the date such Additional Loan Amount is funded.

          "Majority -In-Interest" shall mean, as of any date, the Borrower(s) who, as of such date, own(s), directly or indirectly, at least 51% of the sum of the Applicable Property Values of all of the Applicable Properties as of such date. If as of any date more than one Borrower owns an Applicable Property, then for the purposes of this definition, the portion of the Applicable Property Value of such Applicable Property owned by each such Borrower shall be equal to each such Borrower's percentage ownership interest in such Applicable Property as of such date. (Schedule II annexed hereto sets forth each Borrower's percentage ownership interest in each Initial Applicable Property as of the date of this Agreement.) Any act or decision that may be taken or made by the Majority-In-Interest may be taken or made by the Operating Borrower(s) who own(s) the Borrowers which constitute the Majority-In-Interest.

          "Loan Documents" shall mean, collectively, the Loan Agreement, the Promissory Note and all of the other documents that are related to and that are executed in connection with the Loan.

          "Principal Due Date" shall mean the earliest to occur of the following dates: (i) the scheduled maturity date of the Loan, as set forth in the Loan Documents, (ii) the date to which the repayment of the Loan is accelerated by Lenders for any reason, including, without limitation, by reason of one or more defaults under the Loan Documents, and (iii) the date on which the Loan is prepaid as a result of the election of the Majority-In-Interest to prepay the Loan prior to the scheduled maturity date.

          "Desired Loan Amount" shall mean (i) with respect to Shelbourne I, $24,380,216.72, (ii) with respect to Shelbourne II, $30,454,436.85, and
     (iii) with respect to Shelbourne III, $20,165,346.43.

          "Other Fees and Expenses" shall mean, collectively, all fees and expenses payable to Lenders under the Loan Documents, other than principal, interest and default interest/penalty amounts.

     2. PURPOSE/INTENT OF AGREEMENT. (a) Instead of the Loan, the Operating Borrowers would have preferred to have obtained three separate loans from Lenders, one to each Operating Borrower, each of which loans would have been in a smaller amount than the Original Loan Amount, would have been the obligation/liability only of the Operating Borrower to which it was made and would have been secured only by such Operating Borrower's assets. Specifically, each Operating Borrower would have preferred to have obtained its own loan from Lenders in such Operating Borrower's Desired Loan Amount. Lenders, however, would not agree to make three separate loans. Therefore, because each of the Operating Borrowers will derive substantial benefits from the making of the Loan as above set forth (above the benefits that they likely would have realized if they had obtained three separate loans from a different Lenders), each Operating Borrower has agreed (i) to the making of the Loan in the manner and utilizing the structure required by the Lenders and (ii) to be jointly and severally liable for the Borrowers' collective obligations under the Loan Documents. Accordingly, to place the Operating Borrowers in the same position (among each other) as each would have been had they obtained three separate loans, the Operating Borrowers are entering into this Agreement which, among other things,
(i) sets forth and implements their agreement that, as among the Operating Borrowers, each Operating Borrower's obligations to pay directly (or indirectly through the Other Borrowers) principal, interest and Other Fees and Expenses under the Loan is limited to the amount of principal, interest and Other Fees and Expenses such Operating Borrower would have had to pay Lenders if such Operating Borrower had obtained a separate loan from Lenders on all of the same terms and conditions of the Loan, but in an amount equal to (x) the Desired Loan Amount applicable to such Operating Borrower, plus (y) the sum of all of such Operating Borrower's Allocated Additional Loan Amounts (if any) and (ii) provides for the reimbursement of any Operating Borrower, by one or both of the other Operating Borrowers as provided below, for any amounts of principal and/or interest and/or Other Fees and Expenses such Operating Borrower pays in excess of the amount such Operating Borrower would have paid if such Operating Borrower had obtained such a separate loan from Lenders.

     (b) The following guidelines are being set forth for the purpose of facilitating the implementation of the Operating Borrowers' agreement that, as among the Operating Borrowers, (I) each Operating Borrower's obligation to pay principal, interest and Other Fees and Expenses under the Loan is limited to the amount of principal, interest and Other Fees and Expenses such Operating Borrower would have had to pay Lenders if such Operating Borrower had obtained a separate loan from Lenders on all of the same terms and conditions of the Loan, but in an amount equal to (x) the Desired Loan Amount applicable to such Operating Borrower, plus (y) the sum of all of such Operating Borrower's Allocated Additional Loan Amounts (if any) and (II) any Operating Borrower which directly (or indirectly through the Other Borrowers) causes the imposition of default interest/penalty amount, shall be obligated to pay the full amount of such default interest/penalty amount:

          A. GUIDELINES RELATING TO REPAYMENT OF PRINCIPAL

          (1) As among the Operating Borrowers, each Operating Borrower shall be responsible for the repayment of the portion of the principal amount due under the Loan in an amount equal to the amount of principal such Operating Borrower would have had to pay Lenders if such Operating Borrower had obtained a separate loan from Lenders on all of the same terms and conditions of the Loan, but in an amount equal to the sum of (i) such Operating Borrower's Desired Loan Amount, plus (ii) the sum of all of such Operating Borrower's Allocated Additional Loan Amounts (if any). If as of any Determination Date (as such term is defined in Section 3 below) an Operating Borrower repays (or, pursuant to these guidelines, is deemed to have repaid) a portion of the principal amount due under the Loan in excess of the principal amount for which such Operating Borrower is responsible pursuant to these guidelines, then such Operating Borrower, subject to and in accordance with the provisions of Section 3(a) below, shall be entitled to contribution from one or both of the other Operating Borrowers.

          (2) If an Operating Borrower, at any time and from time to time, repays (or, pursuant to these guidelines, is deemed to have repaid) any principal amount due under the Loan, then the amount so repaid shall first be deemed to have been repaid by such Operating Borrower wholly on account of the portion of the principal amount due under the Loan for which such Operating Borrower is responsible pursuant to these guidelines (it being agreed that, if as of any Determination Date, such Operating Borrower repays (or, pursuant to these guidelines, is deemed to have repaid) a portion of the principal amount due under the Loan in excess of the principal amount for which such Operating Borrower is responsible pursuant to these guidelines, then such Operating Borrower, subject to and in accordance with the provisions of Section 3(a) below, shall be entitled to contribution from one or both of the other Operating Borrowers).

          (3) If an Other Borrower, at any time and from time to time, repays any principal amount due under the Loan, then (x) if such Other Borrower is wholly owned by one Operating Borrower as of the date of such repayment, such Operating Borrower shall be deemed to have repaid principal in the amount of principal so repaid by such Other Borrower and (y) if such Other Borrower is owned (directly and/or indirectly) by more than one Operating Borrower as of the date of such repayment, each such Operating Borrower shall be deemed to have repaid principal in an amount equal to the product of (I) the amount of principal so repaid by such Other Borrower, multiplied by (II) such

     Operating Borrower's Ownership Percentage in such Other Borrower as of the date of such repayment.

          (4) If Lenders realizes against the Collateral owned by any Operating Borrower, then the amount credited against the then outstanding principal balance of the Loan by the Lenders in connection with such realization shall be deemed to be a repayment of principal by such Operating Borrower in the amount so credited.

          (5) If Lenders realizes against the Collateral owned by any Other Borrower, then the amount credited against the then outstanding principal balance of the Loan by the Lenders in connection with such realization shall be deemed to be a repayment of principal by such Other Borrower in the amount so credited.

          (6) An Operating Borrower's "Nominal Principal Amount" shall mean, as of any date, an amount equal to (x) the Desired Loan Amount applicable to such Operating Borrower, plus (y) the sum of all of such Operating Borrower's Allocated Additional Loan Amounts (if any) as of such date.

          (7) An Operating Borrower's "Outstanding Nominal Principal Amount" shall mean, as of any date, (x) such Operating Borrower's Nominal Principal Amount as of such date, minus (y)the aggregate amount of principal repaid (or deemed to have been repaid) by such Operating Borrower as of such date.

          B. GUIDELINES RELATING TO PAYMENT OF INTEREST

          (1) As among the Operating Borrowers, each Operating Borrower shall be responsible for paying the portion of the interest payable under the Loan during any period in an amount equal to the amount of interest that would have been payable for such period if (i) such Operating Borrower had obtained a separate loan from Lenders on all of the same terms and conditions of the Loan, (ii) the outstanding principal balance of such loan for such period was equal to such Operating Borrower's Outstanding Nominal Principal Amount in effect from time to time during such period, and (iii) the interest payable for such period was based upon the Interest Period(s) and Applicable Interest Rate(s) (as such terms are defined in the Loan Documents) in effect during such period under the Loan with respect to such Operating Borrower and the Other Borrowers in which such Operating Borrower possesses an ownership interest. If an Operating Borrower pays (or, pursuant to these guidelines, is deemed to have paid) a portion of the interest payable under the Loan during any period in excess of the portion of such interest for which such Operating Borrower is responsible pursuant to these guidelines, then such Operating Borrower, subject to and in accordance with the provisions of Section 3(b) below, shall be entitled to contribution from one or both of the other Operating Borrowers.

          (2) If an Operating Borrower, at any time and from time to time, pays (or, pursuant to these guidelines, is deemed to have paid) any interest due under the Loan for any period, then the amount so paid first shall be deemed to have been paid by such Operating Borrower wholly on account of the portion of the interest due under the Loan for such period for which such Operating Borrower is responsible pursuant to these guidelines (it being agreed that if such Operating Borrower pays (or, pursuant to these guidelines, is deemed to have paid) a portion of the interest payable under the Loan during any period in excess of the portion of such interest for which such Operating Borrower is responsible pursuant to these guidelines, then such Operating Borrower, subject to and in accordance with the provisions of Section 3(b) below, shall be entitled to contribution from one or both of the other Operating Borrowers).

          (3) If an Other Borrower, at any time and from time to time, pays any interest due under the Loan for any period, then (x) if such Other Borrower is wholly owned by one Operating Borrower as of the date of such payment, such Operating Borrower shall be deemed to have paid interest in the amount of interest so paid by such Other Borrower and (y) if such Other Borrower is owned (directly and/or indirectly) by more than one Operating Borrower as of the date of such payment, each such Operating Borrower shall be deemed to have paid interest in an amount equal to the product of (I) the amount of interest so paid by such Other Borrower, multiplied by (II) such Operating Borrower's Ownership Percentage in such Other Borrower as of the date of such payment.

          (4) An Operating Borrower's "Required Interest Amount" shall mean, for any period, the portion of the interest payable under the Loan for such period for which such Operating Borrower is responsible pursuant to these guidelines.

          C. GUIDELINES RELATING TO PAYMENT OF OTHER FEES AND EXPENSES

          (1) If Other Fees and Expenses are incurred on account of the acts or omissions of an Operating Borrower or on account of the Applicable Properties wholly owned by such Operating Borrower, then such Operating Borrower shall be responsible for paying such Other Fees and Expenses. If Other Fees and Expenses are incurred on account of the acts or omissions of one or more Other Borrowers or on account of the Applicable Properties owned by one or more Other Borrowers, then each Operating Borrower who possesses an ownership interest in such Other Borrowers (or any of them) shall be responsible for paying a portion of such Other Fees and Expenses in an amount equal to the product of (x) the total amount of such Other Fees and Expenses, multiplied by (y) the sum of such Operating Borrower's Percentage Ownership in all such Other Borrowers as of the date such Other Fees and Expenses are incurred.

          (2) If Other Fees and Expenses are incurred generally under the Loan (and not on account of the acts or omissions of one or more Borrowers or on account of the Applicable Properties owned by one or more Borrowers), then each Operating Borrower shall be responsible for paying its Proportionate Share (defined below), as of the date such Other Fees and Expenses are incurred, of such Other Fees and Expenses. An Operating Borrower's "Proportionate Share" shall mean, as of any date, a fraction, expressed as a percentage, the numerator of which is equal to such Operating Borrower's Outstanding Nominal Principal Amount as of such date and the denominator of which is equal to the sum of all of the Operating Borrowers' Outstanding Nominal Principal Amounts as of such date.

          (3) If an Operating Borrower, at any time and from time to time, pays (or, pursuant to these guidelines, is deemed to have paid) Other Fees and Expenses, then the amount so paid first shall be deemed to have been paid by such Operating Borrower wholly on account of the Other Fees and Expenses for which such Operating Borrower is responsible pursuant to these guidelines (it being agreed that if such Operating Borrower pays (or, pursuant to these guidelines, is deemed to have paid) Other Fees and Expenses in excess of the amount of the Other Fees and Expenses for which such Operating Borrower is responsible pursuant to these guidelines, then such Operating Borrower, subject to and in accordance with the provisions of Section 3(c) below, shall be entitled to contribution from one or both of the other Operating Borrowers).

          (4) If an Other Borrower, at any time and from time to time, pays any Other Fees and Expenses, then (x) if such Other Borrower is wholly owned by one Operating Borrower as of the date of such payment, such Operating Borrower shall be deemed to have paid such Other Fees and Expenses in the amount of same so paid by such Other Borrower, and (y) if such Other Borrower is owned (directly and/or indirectly) by more than one Operating Borrower as of the date of such payment, each such Operating Borrower shall be deemed to have paid such Other Fees and Expenses in an amount equal to the product of (I) the amount of such Other Fees and Expenses so paid by such Other Borrower, multiplied by (II) such Operating Borrower's Ownership Percentage in such Other Borrower as of the date of such payment.

          D GUIDELINES RELATING TO PAYMENT OF DEFAULT INTEREST/PENALTY AMOUNTS

          (1) If any default interest/penalty amounts are payable under the Loan Documents on account of the failure of an Operating Borrower to pay timely the amounts due from it, then such Operating Borrower shall be responsible for paying such default interest/penalty amounts. If any default interest/penalty amounts are payable under the Loan Documents on account of the failure of one or more Other Borrowers to pay timely the amounts due from it(them), then each Operating Borrower who possesses an ownership interest in such Other Borrowers (or any of them) shall be responsible for paying a portion of such default interest/penalty amounts in an amount equal to the product of (x) the total amount of such default interest/penalty amounts, multiplied by (y) the sum of such Operating Borrower's Percentage Ownership in all such Other Borrowers as of the date such default interest/penalty amounts are incurred.

          (2) If an Operating Borrower, at any time and from time to time, pays (or, pursuant to these guidelines, is deemed to have paid) any default interest/penalty amounts, then the amount so paid first shall be deemed to have been paid by such Operating Borrower wholly on account of the default interest/penalty amounts for which such Operating Borrower is responsible pursuant to these guidelines (it being agreed that if such Operating Borrower pays (or, pursuant to these guidelines, is deemed to have paid) default interest/penalty amounts in excess of the amount of the default interest/penalty amounts for which such Operating Borrower is responsible pursuant to these guidelines, then such Operating Borrower, subject to and in accordance with the provisions of Section 3(d) below, shall be entitled to contribution from one or both of the other Operating Borrowers).

          (3) If an Other Borrower, at any time and from time to time, pays any default interest/penalty amounts, then (x) if such Other Borrower is wholly owned by one Operating Borrower as of the date of such payment, such Operating Borrower shall be deemed to have paid such default interest/penalty amounts in the amount of same so paid by such Other Borrower and (y) if such Other Borrower is owned (directly and/or indirectly) by more than one Operating Borrower as of the date of such payment, each such Operating Borrower shall be deemed to have paid such default interest/penalty amounts in an amount equal to the product of (I) the amount of such default interest/penalty amounts so paid by such Other Borrower, multiplied by (II) such Operating Borrower's Ownership Percentage in such Other Borrower as of the date of such payment.

          (c) The Existing Other Borrowers are signing this Agreement on the signature lines provided for the purpose of acknowledging this Agreement and consenting to the terms and provisions hereof.

     3. CONTRIBUTION. (a) If, as of the Principal Due Date or any date that occurs thereafter (each, a "Determination Date"), any Operating Borrower (the "Overpaying Principal Operating Borrower") shall have repaid (or, pursuant to the foregoing guidelines, shall be deemed to have repaid) principal under the Loan in an aggregate amount that is greater than such Operating Borrower's Nominal Principal Amount as of such Determination Date, then, subject to the provisions of Section 5(b) below, each Benefited Operating Borrower (defined below) as of such Determination Date shall, within ten (10) days after its receipt of a demand therefor, pay to the Overpaying Principal Operating Borrower an amount equal to such Benefited Operating Borrower's Deficiency Percentage (defined below) as of such Determination Date of the amount so overpaid by the Overpaying Principal Operating Borrower. For the purposes of this Section 3, the following terms shall have the following meanings:

          "Benefited Operating Borrower" shall mean, as of any Determination Date, an Operating Borrower whose Nominal Principal Amount as of such Determination Date exceeds the aggregate amount of principal repaid (or, pursuant to the foregoing guidelines, deemed to have been repaid) by such Operating Borrower to Lenders as of such Determination Date.

          "Deficiency Percentage" shall mean, as of any Determination Date with respect to any Benefited Operating Borrower, a fraction, expressed as a percentage, the numerator of which is equal to such Benefited Operating Borrower's Outstanding Nominal Principal Amount as of such Determination Date and the denominator of which is equal to the sum of all of the Benefited Operating Borrowers' Outstanding Nominal Principal Amounts as of such Determination Date.

     (b) If (i) an Operating Borrower (the "Deficient Interest Operating Borrower") fails to pay the whole or any portion (the "Deficient Interest Amount") of its Required Interest Amount for any period and (ii) one or both of the other Operating Borrowers (each, a "Overpaying Interest Operating Borrower") pays (or, pursuant to the foregoing guidelines, shall be deemed to have paid) such Deficient Interest Amount (or any portion thereof), then, subject to the provisions of Section 5(b) below, the Deficient Interest Operating Borrower, within ten (10) days after its receipt of a demand therefor from any Overpaying

Interest Operating Borrower, shall pay to such Overpaying Interest Operating Borrower an amount equal to the portion of the Deficient Interest Amount paid by such Overpaying Interest Operating Borrower.

     (c) If (i) an Operating Borrower (the "Deficient OF&E Operating Borrower") fails to pay the whole or any portion (the "Deficient OF&E Amount") of any Other Fees and Expenses required to be paid by such Operating Borrower and (ii) one or both of the other Operating Borrowers (each, a "Overpaying OF&E Operating Borrower") pays (or, pursuant to the foregoing guidelines, shall be deemed to have paid) such Deficient OF&E Amount (or any portion thereof), then, subject to the provisions of Section 5(b) below, the Deficient OF&E Operating Borrower, within ten (10) days after its receipt of a demand therefor from any Overpaying OF&E Operating Borrower, shall pay to such Overpaying OF&E Operating Borrower an amount equal to the portion of the Deficient OF&E Amount paid by such Overpaying OF&E Operating Borrower.

     (d) If (i) an Operating Borrower (the "Deficient Default Interest Operating Borrower") fails to pay the whole or any portion (the "Deficient Default Interest/Penalty Amount") of any default interest/penalty amount required to be paid by such Operating Borrower and (ii) one or both of the other Operating Borrowers (each, a "Overpaying Default Interest Operating Borrower") pays (or, pursuant to the foregoing guidelines, shall be deemed to have paid) such Deficient Default Interest Penalty Amount (or any portion thereof), then, subject to the provisions of Section 5(b) below, the Deficient Default Interest Operating Borrower, within ten (10) days after its receipt of a demand therefor from any Overpaying Default Interest Operating Borrower, shall pay to such Overpaying Default Interest Operating Borrower an amount equal to the portion of the Deficient Default Interest/Penalty Amount paid by such Overpaying Default Interest Operating Borrower.

     4. INDEMNIFICATION. Each Operating Borrower (each, an "Indemnifying Operating Borrower") shall indemnify and hold harmless the other Operating Borrowers (each, an "Indemnified Operating Borrower") from and against, and shall reimburse each Indemnified Operating Borrower for or pay to each Indemnified Operating Borrower, any and all judgments, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), damages, penalties, fines, losses, liabilities or claims that are incurred by or asserted against such Indemnified Operating Borrower as a result of or arising from or in connection with (i) the occurrence of an Event of Default (as defined in the Loan Agreement) under the Loan Documents which results from any default or breach by the Indemnifying Operating Borrower, (ii) the occurrence of an Event of Default under the Loan Documents which results from any default or breach by any Other Borrower that is wholly owned by the Indemnifying Operating Borrower or (iii) the occurrence of an Event of Default under the Loan Documents which results from any default or breach by any Other Borrower in which the Indemnifying Operating Borrower possesses an ownership interest, but only to the extent that an act by or omission of the Indemnifying Operating Borrower caused the default or breach by such Other Borrower. All amounts for which an Indemnifying Operating Borrower is liable pursuant to this Section 4 shall, subject to the provisions of Section 5(b) below, be paid by the Indemnifying Operating Borrower to the Indemnified Operating Borrower(s) within 30 days after demand. Notwithstanding anything to the contrary contained in this Section 4, in no event shall an Operating Borrower be required to pay any amounts that such Operating Borrower has already paid to another Operating Borrower pursuant to any of the other provisions of this Agreement.

     5. REMEDIES. (a) If an Operating Borrower (a "Defaulting Operating Borrower") fails to pay in full to another Operating Borrower (a "Creditor Operating Borrower") any amount due from the Defaulting Operating Borrower to the Creditor Operating Borrower when such amount is due pursuant to the terms of this Agreement (it being agreed that, solely for the purpose of determining when an amount is due under this Agreement by one Operating Borrower to one or both of the other Operating Borrowers, the provisions of Section 5(b) below shall not apply), then, subject to the provisions of Section 5(b) below, the Creditor Operating Borrower shall have the rights and remedies hereinafter set forth, which shall be distinct, separate and cumulative and shall not operate to exclude or deprive the Creditor Operating Borrower of any other right or remedy allowed it at law or in equity or elsewhere in this Agreement:

          (i) The unpaid amount shall bear interest at a rate equal to 12% per annum, from the date such amount is due until the date such unpaid amount is paid in full to the Creditor Operating Borrower.

          (ii) The Defaulting Operating Borrower shall reimburse the Creditor Operating Borrower for, or pay to the Creditor Operating Borrower, within 30 days after demand, all costs and expenses paid or incurred by the Creditor Operating Borrower in enforcing the Defaulting Operating Borrower's obligations under this Agreement (including, without limitation, reasonable attorney's fees).

          (iii) After the payment of the Promissory Note in full and the satisfaction of all of the Borrowers' other obligations to Lenders under the Loan Documents, the Creditor Operating Borrower shall be subrogated to the rights of Lenders against such Defaulting Operating Borrower, including the right to receive a portion of such Defaulting Operating Borrower's Collateral in an amount equal to the unpaid amount (and accrued interest thereon); provided, however, that if Lenders returns any payments to such Defaulting Operating Borrower in connection with a bankruptcy of such Defaulting Operating Borrower, then (x) such subrogated Creditor Operating Borrower shall, jointly and severally with the other Operating Borrower(s), repay Lenders all such amounts repaid, together with interest at the Default Rate (as defined in the Loan Documents) and (y) as among the Operating Borrowers, each Operating Borrower's rights and obligations with respect to any amounts paid pursuant to the preceding clause (x) shall be subject to and governed by the terms and provisions of this Agreement.

     (b) Notwithstanding anything to the contrary contained in this Agreement, the Operating Borrowers agree (i) that any payments to be made by any Operating Borrower to any other Operating Borrower(s) pursuant to this Agreement shall only be made after payment in full of the Promissory Note and the satisfaction of all the Borrowers' other obligations to the Lenders under the Loan Documents and (ii) that the provisions of this Section 5(b) shall not be taken into account in determining when an amount is due under this Agreement by one Operating Borrower to one or both of the other Operating Borrowers.

     6. MISCELLANEOUS.

     (a) Each Operating Borrower covenants to comply with the Loan Documents, to the extent applicable. Subject to the terms of the Loan Documents and the provisions of this Agreement, each Operating Borrower shall have the right, at its sole cost and either directly or through Other Borrowers owned by such Operating Borrower, to own, hold, operate, maintain, alter, develop, improve, lease, sell, exchange, mortgage or otherwise dispose of or encumber and otherwise deal with its Applicable Properties in any lawful manner that such Operating Borrower sees fit. Each Operating Borrower hereby represents and warrants to each other Operating Borrower that such Operating Borrower has reviewed, and is familiar with, the Loan Documents.

         (b) Subject to the terms of the Loan Documents, each Operating Borrower shall have the right, from time to time and at any time, either directly or through Other Borrowers controlled by such Operating Borrower, to select the Interest Period(s) and Applicable Interest Rate(s) to be paid by such Operating Borrower and such Other Borrowers under the Loan Documents. Each of the other Operating Borrowers shall, upon request by the Operating Borrower making such selection, cooperate with such selecting Operating Borrower and shall promptly execute and deliver to such selecting Operating Borrower any documents, information, consents or other materials required to implement such selecting Operating Borrower's selection.

     (c) No Operating Borrower (either directly or through Other Borrowers controlled by such Operating Borrower) shall modify, supplement or amend the Loan Documents without the prior written consent of the Majority-In-Interest. The Majority-In-Interest may, without the prior written consent of the other Borrower(s), (i) modify, supplement or amend the Loan Documents, provided such modification. supplement or amendment does not discriminate against, or adversely affect in a disproportionate manner, any Borrower or (ii) elect to prepay the Loan, provided the other Borrowers are given at least ten (10) business days prior written notice of the election by the Majority-In-Interest to so prepay the Loan.

     (d) If one or more Other Borrowers elects to deliver to Lenders a mortgage which encumbers an Applicable Property owned by such Other Borrower(s), then such Other Borrower(s) shall be responsible for and shall pay all costs and expenses attendant to the delivery of such mortgage to Lenders, including, without limitation, all attorneys fees, title insurance premiums and costs and all taxes and recording charges (including, without limitation, mortgage recording taxes).

     (e) The obligations of the Operating Borrowers hereunder shall survive for so long as any sums remain outstanding under the Loan Documents. The Operating Borrowers' respective obligations under this Agreement shall remain in full force and effect and shall not be impaired or affected by any amendment, extension or modification of or addition or supplement to any of the terms of the Loan Documents

     (f) Any notice, demand, statement, request, approval or consent made hereunder shall be in writing and shall be deemed given upon receipt of its mailing, registered or certified mail, return receipt requested, postage prepaid, or one (1) business day after the date sent by Federal Express or other similarly recognized overnight courier providing evidence of delivery, to such address or addresses as any of the Operating Borrowers shall in like manner designate in writing.

     (g) A separate right of action hereunder shall arise each time any of the Operating Borrowers acquires knowledge of any matter described herein. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action.

     (h) This Agreement shall be absolute, unconditional, continuing, irrevocable and binding upon each of the Operating Borrowers and their respective heirs, successors and assigns. This Agreement shall not be terminated until the Promissory Note has been paid in full and the Borrowers have satisfied all of their obligations under the Loan Agreement. The provisions of Section 5(a)(iii) and Section 5(b) of this Agreement shall be enforceable by and shall inure to the benefit of Lenders and Bank, as agent for the Lenders.

     (i) No term or condition of this Agreement may be waived, changed, terminated or modified orally, by course of conduct or in any manner other than by an agreement in writing signed by the Operating Borrower against whom enforcement is sought.

     (j) This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

     (k) The rights and remedies expressed in this Agreement are cumulative with, and not in lieu of, all other rights and remedies supplied by law.

     (l) This Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SHELBOURNE PROPERTIES I L.P.,
  a Delaware limited partnership

By:  Shelbourne Properties I GP, LLC, a
      Delaware limited liability company

     By:  Shelbourne Properties I, Inc., a
           Delaware corporation

          By: /s/ Dallas Lucas
             --------------------------
             Name:  Dallas Lucas
             Title: Treasurer


SHELBOURNE PROPERTIES II L.P.,
 a Delaware limited partnership

By:  Shelbourne Properties II GP, LLC, a
      Delaware limited liability company

     By:  Shelbourne Properties II, Inc., a
           Delaware corporation

          By: /s/ Dallas Lucas
             --------------------------
             Name:  Dallas Lucas
             Title: Treasurer


SHELBOURNE PROPERTIES III L.P.,
  a Delaware limited partnership

By:  Shelbourne Properties III GP, Inc., a
      Delaware corporation

          By: /s/ Dallas Lucas
             --------------------------
             Name:  Dallas Lucas
             Title: Treasurer

Acknowledged and Consented to by:

SHELBOURNE RICHMOND COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP, LLC, a
           Delaware limited liability company

          By:  Shelbourne Properties II, Inc., a
                Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

SHELBOURNE MATTHEWS COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP, LLC, a
           Delaware limited liability company

          By:  Shelbourne Properties II, Inc., a
                Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

SHELBOURNE MELROSE CROSSING I COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP, LLC, a
           Delaware limited liability company

          By:  Shelbourne Properties II, Inc., a
                Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE MELROSE CROSSING II COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc., a
           Delaware corporation

          By: /s/ Dallas Lucas
             --------------------------
             Name:  Dallas Lucas
             Title: Treasurer

SHELBOURNE RALEIGH COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP, LLC, a
           Delaware limited liability company

          By:  Shelbourne Properties II, Inc., a
                Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE LAS VEGAS COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc., a
           Delaware corporation

          By: /s/ Dallas Lucas
             --------------------------
             Name:  Dallas Lucas
             Title: Treasurer

SHELBOURNE LIVONIA COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc., a
           Delaware corporation

          By: /s/ Dallas Lucas
             --------------------------
             Name:  Dallas Lucas
             Title: Treasurer

SHELBOURNE I CENTURY PARK
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties I L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties I GP, LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties I, Inc.,
                a Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE I SEATTLE LANDMARK
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties I L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties I GP, LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties I, Inc.,
                a Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

SHELBOURNE I 568 BROADWAY
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties I L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties I GP, LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties I, Inc.,
                a Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

SHELBOURNE II SEATTLE LANDMARK
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP, LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties II, Inc.,
                a Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE II CENTURY PARK
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP, LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties II, Inc.,
                a Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

SHELBOURNE II 568 BROADWAY
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP, LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties II, Inc.,
                a Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE II TRI-COLUMBUS
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP, LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties II, Inc.,
                a Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

SHELBOURNE III 568 BROADWAY
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc.,
           a Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

SHELBOURNE III TRI-COLUMBUS
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc.,
           a Delaware corporation

          By: /s/ Dallas Lucas
              --------------------------
              Name:  Dallas Lucas
              Title: Treasurer


CENTURY PARK I JOINT VENTURE,
  a Delaware general partnership

By:  Shelbourne I Century Park Company
      LLC, a Delaware limited liability
      company

     By:  Shelbourne Properties I L.P., a
           Delaware limited partnership, its
            general partner

          By:  Shelbourne Properties I GP, LLC
                a Delaware limited liability
                company

               By:  Shelbourne Properties I, Inc., a
                     Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

By:  Shelbourne II Century Park Company
      LLC, a Delaware limited liability
      company

     By:  Shelbourne Properties II L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties II GP, LLC
                a Delaware limited liability
                company

               By:  Shelbourne Properties II, Inc., a
                     Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

SEATTLE LANDMARK JOINT VENTURE,
  a Delaware general partnership

By:  Shelbourne I Seattle Landmark
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties I L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties I GP, LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties I, Inc., a
                     Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

By:  Shelbourne II Seattle Landmark
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties II L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties II GP, LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties II, Inc., a
                     Delaware corporation

                    By: /s/ Dallas Lucas
                       --------------------------
                       Name:  Dallas Lucas
                       Title: Treasurer

TRI-COLUMBUS ASSOCIATES, a
  Delaware general partnership

By:  Shelbourne II Tri-Columbus
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties II L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties II GP, LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties II, Inc., a
                     Delaware corporation

                    By: /s/ Dallas Lucas
                       --------------------------
                       Name:  Dallas Lucas
                       Title: Treasurer

By:  Shelbourne III Tri-Columbus
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties III L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties III GP, Inc,
                a Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

568 BROADWAY JOINT VENTURE,
  a Delaware general partnership

By:  Shelbourne I 568 Broadway
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties I L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties I GP, LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties I, Inc., a
                     Delaware corporation

                    By: /s/ Dallas Lucas
                       --------------------------
                       Name:  Dallas Lucas
                       Title: Treasurer

By:  Shelbourne II 568 Broadway
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties II L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties II GP, LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties II, Inc., a
                     Delaware corporation

                    By: /s/ Dallas Lucas
                       --------------------------
                       Name:  Dallas Lucas
                       Title: Treasurer

By:  Shelbourne III 568 Broadway
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties III L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties III GP, Inc.,
                a Delaware corporation

               By: /s/ Dallas Lucas
                  --------------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

CONSENTED TO BY:

BAYERISCHE HYPO UND
  VEREINSBANK AG, NEW YORK
  BRANCH, as agent

By:
   ----------------------------
   Name:
   Title:


By:
   ----------------------------
   Name:
   Title:

                                   Schedule I

                            Existing Other Borrowers

Shelbourne Richmond Company LLC, a Delaware limited liability company

Shelbourne Matthews Company LLC, a Delaware limited liability company

Shelbourne Melrose Crossing I Company LLC, a Delaware limited liability company

Shelbourne Melrose Crossing II Company LLC, a Delaware limited liability company

Shelbourne Raleigh Company LLC, a Delaware limited liability company

Shelbourne Las Vegas Company LLC, a Delaware limited liability company

Shelbourne Livonia Company LLC, a Delaware limited liability company

Shelbourne I Century Park Company LLC, a Delaware limited liability company

Shelbourne II Century Park Company LLC, a Delaware limited liability company

Shelbourne I Seattle Landmark Company LLC, a Delaware limited liability company

Shelbourne II Seattle Landmark Company LLC, a Delaware limited liability company

Shelbourne II Tri-Columbus Company LLC, a Delaware limited liability company

Shelbourne III Tri-Columbus Company LLC, a Delaware limited liability company

Shelbourne I 568 Broadway Company LLC, a Delaware limited liability company

Shelbourne II 568 Broadway Company LLC, a Delaware limited liability company

Shelbourne III 568 Broadway Company LLC, a Delaware limited liability company

Century Park I Joint Venture, a Delaware general partnership

Seattle Landmark Joint Venture, a Delaware general partnership

Tri-Columbus Associates, a Delaware general partnership

568 Broadway Joint Venture, a Delaware general partnership

                              Schedule I - Page 1

                                   Schedule II

                              Applicable Properties

     Initial              Allocated                                   ercentage
    Applicable              Loan                                      Ownership
    Properties             Amount                Owner                Interest
---------------------   --------------  ---------------------------   ---------

Loch Raven Plaza,       $3,584,229.00   Shelbourne Properties I L.P.    100%
1206 Goucher Blvd.,
Townson, MD 21204

Southport, 1323 S.E.    $8,080,808.00   Shelbourne Properties I L.P.    100%
17th Street Causeway,
Fort Lauderdale, FL 33316

Commerce Plaza,         $2,346,041.00   Shelbourne Richmond Company LLC 100%
2809 Emerywood Parkway,
Richmond, VA 23218

Matthews Festival,      $3,095,471.00   Shelbourne Matthews Company LLC 100%
10400 E.
Independence Blvd.,
Matthews, NC 28105

Melrose Crossing I,     $1,010,101.00   Shelbourne Properties II L.P.   100%
3921 North Mannheim Rd.,
Melrose Park, IL 60160

Melrose Crossing         $ 73,314.00    Shelbourne Properties II L.P.   100%
 Outparcel,
Melrose Park, IL 60160

Melrose Crossing II,    $586,510.00     Shelbourne Properties III L.P.  100%
1924 North Mannheim Rd.,
Melrose Park, IL 60160

Sutton Square,          $4,561,746.00   Shelbourne Raleigh Company LLC  100%
6325 Falls of Neuse Road,
Raleigh, NC 26709

Sunrise Marketplace,    $4,561,746.00   Shelbourne Las Vegas Company    100%
420 No. Nellis Road,                     LLC
Las Vegas, NV 89110

                              Schedule II - Page 1

Lincoln Plaza,          $3,421,310.00  Shelbourne Livonia Company LLC   100%
Five Mile and
Merriman Road,
Livonia, MI 48154

Century Park,           $8,471.815.00   Century Park I Joint Venture    100%
8315-35 Century Park Ct.,
San Diego, CA 92123

Seattle Tower,          $6,516,781.00   Seattle Landmark Joint Venture  100%
1218 Third Avenue,
Seattle, WA 98101

568-578 Broadway,       $21,179,537.00 568 Broadway Joint Venture       100%
New York, NY 10012

4251 Leap Road,         $1,547,735.00   Tri-Columbus Associates         100%
Hilliard, OH 43026

3960 Brookham Drive,    $1,564,027.00   Tri-Columbus Associates         100%
Grove City, OH 43123

8355 Highfield Drive,   $4,398,827.00   Tri-Columbus Associates         100%
Westerville, OH 43081

                              Schedule II - Page 2